EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS'

The Board of Directors
Dover Downs Entertainment, Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG Peat Marwick LLP
                                          --------------------------------------
                                          KPMG Peat Marwick LLP

Philadelphia, Pennsylvania
May 18, 1998